Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of October 12, 2018 among GREEN PLAINS OPERATING COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 1, 2015 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to such amendments as set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Amendments to Credit Agreement.

(a)The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means C.F.R. §1010.230.

“Portfolio Optimization Dispositions” means the sale (in one or more transactions) by Green Plains Ethanol Storage LLC to the Parent (or one of the Parent’s Subsidiaries that is not a Subsidiary of the MLP or the General Partner) of up to six ethanol storage terminals (and related assets) located at the Parent’s (or one of the Parent’s Subsidiaries that is not a Subsidiary of the MLP or the General Partner) ethanol plants producing not more than approximately 600 million gallons of ethanol per year.

(c)Section 5.15 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

As of October 12, 2018, the information included in the Beneficial Ownership Certification is true and correct in all respects.

(d)In Section 6.02 of the Credit Agreement, (i) the “; and” at the end of clause (g) is hereby amended to read “;”, (ii) the “.” at the end of clause (h) is hereby amended to read “; and” and (iii) a new clause (i) is hereby added to read as follows:

(i)promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

(e)In Section 7.05 of the Credit Agreement, (i) the “; and” at the end of clause (a) is hereby amended to read “;”, (ii) the “.” at the end of clause (b) is hereby amended to read “; and” and (iii) a new clause (c) is hereby added to read as follows:

(c)(i) Portfolio Optimization Dispositions and (ii) assignments by Green Plains Logistics LLC to the Parent (or one of the Parent’s Subsidiaries that is not a Subsidiary of the MLP or the General Partner) of certain rail car leases generally sufficient to support the needs of the ethanol plants subject to the Portfolio Optimization Dispositions; provided, that no such Dispositions or assignments shall be permitted pursuant to this subsection (c) until such time as the Borrower has reduced the Aggregate Revolving Commitments to not more than $200,000,000 pursuant to Section 2.06.

(f)In Section 7.06 of the Credit Agreement, (i) the “; and” at the end of clause (c) is hereby amended to read “;”, (ii) the “.” at the end of clause (d) is hereby amended to read “; and” and (iii) a new clause (e) is hereby added to read as follows:

(e)(i) as consideration for the Portfolio Optimization Dispositions, the MLP may accept the redemption of units of its Equity Interests held by the Parent (or its Subsidiaries) and (ii) the MLP may use any cash consideration received by the Loan Parties from the Portfolio Optimization Dispositions to redeem units of its Equity Interests, so long as (A)  no Default has occurred and is continuing or would result therefrom and (B) the MLP and its Subsidiaries shall be in compliance (after giving effect on a Pro Forma Basis to the making of such Restricted Payment) with the financial covenants set forth in Section 7.11.

(g)Section 7.18 of the Credit Agreement is hereby amended to read as follows:

Except for amendments made in connection with the Portfolio Optimization Dispositions, amend or modify the GP Service Contract in any manner materially adverse to the interests of the Loan Parties or the Lenders.

2.Effectiveness; Conditions Precedent.  This Agreement shall be effective upon:

(a)receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

(b)receipt by the Administrative Agent, for itself and for account of the Lenders, of any fees and expenses required to be paid in connection with this Agreement;

(c)payment by the Borrower of all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent in connection with this Agreement (directly to such counsel if requested by the Administrative Agent); and

(d)at least five days prior to the date hereof, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification in relation to the Borrower.

3.Authority/Enforceability.  Each Loan Party represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement.

(d)The execution and delivery of this Agreement does not (i) contravene the terms of its Organization Documents or (ii) violate any Law.

4.Representations and Warranties of the Loan Parties.  Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default.

5.Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

6.GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.Headings.  The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

9.Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.Confirmation; Ratification and Confirmation.   The provisions of the Loan Documents, as amended by this Agreement, shall remain in full force and effect in accordance with their terms following the effectiveness of this Agreement.  Each of the undersigned Loan Parties does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder

 [Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

BORROWER:	GREEN PLAINS OPERATING COMPANY LLC,
a Delaware limited liability company
	By:	/s/ Phil Boggs
	Name:	Phil Boggs
	Title:	Vice President, Finance & Treasurer

GUARANTORS:	GREEN PLAINS PARTNERS LP,
a Delaware limited liability company
	By:	/s/ Phil Boggs
	Name:	Phil Boggs
	Title:	Vice President, Finance & Treasurer

BBTL, LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

BIRMINGHAM BIOENERGY PARTNERS, LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

BLENDSTAR LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

BOSSIER CITY BIOENERGY PARTNERS, LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

COLLINS BIOENERGY PARTNERS, LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS CAPITAL COMPANY LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS ETHANOL STORAGE LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS LOGISTICS LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

GREEN PLAINS TRUCKING II LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

LITTLE ROCK BIOENERGY PARTNERS LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

LOUISVILLE BIOENERGY PARTNERS, LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

NASHVILLE BIOENERGY PARTNERS, LLC,
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

OKLAHOMA CITY BIOENERGY PARTNERS, LLC
a Delaware limited liability company
By:	/s/ Phil Boggs
Name:	Phil Boggs
Title:	Vice President, Finance & Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent
	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer
and Swing Line Lender,
	By:	/s/ Alok Jain
	Name:	Alok Jain
	Title:	Senior Vice President

LENDERS:	BARCLAYS BANK PLC, as a Lender
	By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

LENDERS:	Bankers Trust Company, as a Lender
	By:	/s/ Scott Leighton
	Name:	Scott Leighton
	Title:	Vice President

LENDERS:	Royal Bank of Canada, as a Lender
	By:	/s/ Katy Berkemeyer
	Name:	Katy Berkemeyer
	Title:	Authorized Signatory

LENDERS:	Farm Credit Services of America, FLCA, as a Lender
	By:	/s/ Kathryn J. Frahm
	Name:	Kathryn J. Frahm
	Title:	Vice President

LENDERS:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
	By:	/s/ William O'Daly
	Name:	William O'Daly
	Title:	Authorized Signatory

	By:	/s/ Komal Shah
	Name:	Komal Shah
	Title:	Authorized Signatory

LENDERS:	DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
	By:	/s/ Shai Bandner
	Name:	Shai Bandner
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
	By:	/s/ Laureline DeLichana
	Name:	Laureline DeLichana
	Title:	Director